                                                                    EXHIBIT 25.1

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

  A U.S. NATIONAL BANKING ASSOCIATION                     31-0841368
   (Jurisdiction of incorporation or        (I.R.S. Employer Identification No.)
organization if not a U.S. National Bank)

                 800 NICOLLET MALL
               MINNEAPOLIS, MINNESOTA                        55402
      (Address of principal executive offices)            (Zip Code)

                                  Robert Jones
                         U.S. Bank National Association
                            425 Walnut, ML # CNWN06CT
                              Cincinnati, OH 45202
                                 (513) 632-4427
            (Name, address and telephone number of agent for service)

                            GENERAL CABLE CORPORATION
               (Exact name of Obligor as specified in its charter)

             DELAWARE                                  06-1398235
 (State or other jurisdiction of         (I.R.S. Employer Identification No.)
 incorporation or organization)

                4 TESSENEER DRIVE,
               HIGHLAND HEIGHTS, KY                      41076
     (Address of Principal Executive Offices)         (Zip Code)

                      9.5% SENIOR NOTES DUE 2010, SERIES B

                       (Title of the Indenture Securities)

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                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

            a) Name and address of each examining or supervising authority to which it is subject.
                         Comptroller of the Currency
                         Washington, D.C.

            b)    Whether it is authorized to exercise corporate trust powers.
                         Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
               None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the
            Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

            1.    A copy of the Articles of Association of the Trustee.*

            2. A copy of the certificate of authority of the Trustee to commence business.*

            3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

            4.    A copy of the existing bylaws of the Trustee.*

            5. A copy of each Indenture referred to in Item 4. Not applicable.

            6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

            7. Report of Condition of the Trustee as of September 30, 2003, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Registration Number 333-67188.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 12th day of February, 2004.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Robert T. Jones
                                                --------------------------------
                                                Robert T. Jones
                                                Vice President

By: /s/ Jack C. Hannah
    ------------------------------
    Jack C. Hannah
    Assistant Vice President

                                    EXHIBIT 6

                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: February 12, 2004

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By: /s/ Robert T. Jones
                                                --------------------------------
                                                Robert T. Jones
                                                Vice President

By: /s/ Jack C. Hannah
    ------------------------------
    Jack C. Hannah
    Assistant Vice President

                                    EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 9/30/2003

                                    ($000'S)

                                                                       9/30/2003
                                                                    ------------
ASSETS
     Cash and Due From Depository Institutions                      $  9,363,408
     Federal Reserve Stock                                                     0
     Securities                                                       34,719,100
     Federal Funds                                                     2,322,794
     Loans & Lease Financing Receivables                             118,943,010
     Fixed Assets                                                      1,915,381
     Intangible Assets                                                 9,648,952
     Other Assets                                                      9,551,844
                                                                    ------------
         TOTAL ASSETS                                               $186,464,489

LIABILITIES
     Deposits                                                       $122,910,311
     Fed Funds                                                         6,285,092
     Treasury Demand Notes                                             3,226,368
     Trading Liabilities                                                 246,528
     Other Borrowed Money                                             21,879,472
     Acceptances                                                         145,666
     Subordinated Notes and Debentures                                 6,148,678
     Other Liabilities                                                 5,383,119
                                                                    ------------
     TOTAL LIABILITIES                                              $166,225,234

EQUITY
     Minority Interest in Subsidiaries                              $  1,003,166
     Common and Preferred Stock                                           18,200
     Surplus                                                          11,676,398
     Undivided Profits                                                 7,541,491
                                                                    ------------
         TOTAL EQUITY CAPITAL                                       $ 20,239,255

TOTAL LIABILITIES AND EQUITY CAPITAL                                $186,464,489

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To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By: /s/ Robert T. Jones
    ------------------------------
    Vice President

Date: February 12, 2004